Mentor Balanced Portfolio


                            ----------------------
                               Semi-Annual Report
                            ----------------------
                                 March 31, 1998















                                     [Logo]

Mentor Balanced Portfolio
Managers' Commentary: The Balanced Management Team
March 31, 1998
--------------------------------------------------------------------------------

Equity Overview
The S&P 500 gained 17.2% during the six-month period ended March 31, 1998, with the first quarter of this year marking the index's thirteenth consecutive quarterly gain.* The period of the 1990's now represents the second best bull market of this century next to the meteoric market rise of the 1920s. Compared with its long-term average annual return of 11%, the S&P 500 has provided an annualized return of nearly 19% since this move began in September 1990.


As always after such extended runs, the stock market is starting to appear more speculative. Investors pouring money into the market have combined with price momentum in a self-perpetuating cycle: rising prices attract more money, which in turn pushes prices higher. Certain stocks are moving up dramatically on no substantive news and valuation is an increasingly less important consideration.



More games are being played in the market today than in a long while. Many speculators are driving the prices of certain "hype" stocks to extraordinary levels. For example, some internet companies are trading at more than 100 times next year's estimated earnings - assuming earnings are even expected. These emerging internet businesses are experiencing tremendous revenue growth, but an equal amount of profit uncertainty. They do, however, have price momentum and enthralling stories, qualities that currently outweigh more fundamental considerations such as valuation and risk.


The speculative forces have not confined themselves to trading games and emerging technologies. In fact, these forces have reached the bluest of the blue chip stocks.

In its inevitable, irresistible way, the stock market is doling out plenty of hanging rope. Our best guess is that it is not over yet. The momentum and the money flows are truly extraordinary. If history is a reliable guide, the speculation could get much more intense.



Fixed-Income Overview
The six-month period ending March 31, 1998 saw a flattening of the yield curve, continuing the trend that characterized fixed-income markets for much of 1997. The yield differential between three-month treasury bills and 30-year treasury bonds, which stood at 1.31% on September 30, 1997, narrowed 0.50% to close the period at 0.81%. The Federal Reserve continued to leave the federal funds rate (the rate member banks charge each other on inter-bank loans) unchanged, continuing the neutral monetary stance that it has maintained since its last tightening in March of 1997.


The attractive combination of low-inflation and strong-growth, which has characterized the domestic economy in recent years, remains firmly intact. Annualized GDP (gross domestic product), the most comprehensive measure of overall domestic economic growth, increased at a rate of 3.7% for the fourth quarter of 1997.


Despite continued steady economic growth, inflation at both the wholesale and retail levels remains remarkably subdued. At no time during the past year has the monthly CPI (consumer price index) increase exceeded 0.2%. The PPI (producer price index) readings have been even weaker. During each of the last five months PPI numbers have been negative, resulting in a year-to-date annualized producer price growth rate of negative 4.2%. That negative rate points to an emerging

Mentor Balanced Portfolio
Managers' Commentary: The Balanced Management Team
March 31, 1998
--------------------------------------------------------------------------------

deflationary environment for basic industrial commodities like oil and metals. And amazingly, these falling prices are occurring in a period of the lowest unemployment rates of the past 30 years.


The outlook going forward is little changed from what it appeared to be at the beginning of the year. Prospects for continued low inflation remain good. The likely long-term consequence is that long rates, which are more sensitive to inflation than they are to economic growth, are likely to continue to decline over the course of the year.


The wild card continues to be the ultimate effect of Pacific Rim dislocations on the rate of US domestic growth. So far at least, the impact seems more modest than might have been expected. Although declining exports and surging imports are depressing U.S. growth rates, this effect has been more than offset by accelerating domestic consumption expenditures driven by the lower rate environment. It seems clear, however, that the crisis has prevented inflationary pressures from emerging in the U.S. economy, as exhibited by year-to-date inflation trends. That in turn should continue to provide an attractive backdrop for lower interest rates.



The Balanced Portfolio**
Our objective is to manage the equity portion of the Mentor Balanced Portfolio to continue in line with or better than our peers and the S&P 500.* We attempt to control portfolio risk through the careful selection of financially strong companies that have developed leading competitive positions in attractive industries and trade at reasonable valuations relative to the S&P 500. This disciplined quality-growth-at-a-reasonable-price approach makes us particulary averse to speculation. While we are feeling increasingly out of sync with the prevailing mood, our objective view positions us well for the time when the market environment becomes less forgiving. We will not be immune to the next downturn, but we will not look back feeling foolish.

As expected, the turmoil in emerging Asian markets and Japan has been positive for U.S. fixed-income markets, particulary the highest quality sectors such as U.S. treasuries. The current low interest-rate environment has made mortgage refinancing particularly attractive for homeowners. As a result, we reconfigured the fixed-income investments of the Mentor Balanced Portfolio to take advantage of the increased likelihood of mortgage prepayments. It was our belief that increased prepayment pressure would inevitably negatively affect the relative attractiveness of mortgage-backed bonds. Likewise we felt that the Asian crisis would negatively affect the earnings of U.S. multi-national corporations that rely on exports to those countries. The likely consequence of this lack of predictablity of corporate earnings would be a widening of speads. This widening of spreads versus treasuries did in fact occur in both the mortgage and corporate markets. By quarter-end, however, widened spreads made high-grade spread product sufficiently attractive to cause us to reverse course and selectively raise non-treasury allocations. At period-end we lengthened the duration of the fixed-income portion of the Balanced Portfolio by a modest amount, and sold our international holdings, replacing them with domestic issues.


* The Standard & Poor's Index (S&P 500), a proxy for the performance of larger capitalization companies, is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. You cannot invest in the S&P
    500.

Mentor Balanced Portfolio
Managers' Commentary: The Balanced Management Team
March 31, 1998
--------------------------------------------------------------------------------

                                    [GRAPH]


           Mentor Balanced Portfolio     Mentor Balanced Portfolio*    S&P and Lehman Brothers Aggregate Bond Index**

6/21/94            $10,000                        $10,000                                 $10,000
6/30/94              9,872                          9,782                                  10,000
12/31/94            10,108                          9,610                                  10,336
6/30/95             11,561                         11,161                                  12,054
9/30/95             12,085                         11,685                                  12,723
9/30/96             14,260                         13,960                                  14,506
9/30/97             18,042                         17,842                                  18,496
3/31/98             20,552                         20,352                                  20,742




     * Includes maximum Contingent Deferred Sales Charge (CDSC) of 5%. **This Index represents asset allocation of 60% S&P 500 Stocks and 40% Lehman Brothers Government/Corporate Bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. You cannot invest in the S&P 500. The Lehman Brothers Government/Corporate Bond index is commonly used to compare performance of income-oriented portfolios and include treasuries, agencies, and publicly-issued, fixed-rate, non-convertible, investment-grade, dollar-denominated debt. Investors cannot invest in the Index.

Average Annual Return as of 3/31/98 Without Sales Charges
          1-Year                   Since Inception***
          34.72%                        20.90%


Average Annual Return as of 3/31/98 Without Sales Charges
          1-Year                   Since Inception***
          29.72%                        20.58%

     ***For the period from June 21, 1994 (commencement of operations) to March 31, 1998


           Performance Information for the Mentor Balanced Portfolio


This graph compared the investment performance of the Portfolio from its inception date to the index that is most representative of the fund's portfolio. The graph reflects the performance of a hypothetical $10,000 investment in the Portfolio from the date the Portfolio started through March 31, 1998. Return does not reflect taxes payable (if any) on distributions.


In comparing the performance of the Portfolio to an index, keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities that make up the index. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.

The performance data quoted in this report is historical and does not guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance is as of March 31, 1998 and includes change in share price and reinvestment of dividends and capital gains. The maximum contingent deferred sales charge (CDSC) is 5% for the Balanced Portfolio.

Mentor Balanced Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                       Shares     Market Value
Common Stocks - 55.86%
Basic Materials - 7.75%
Bemis Company                         1,800      $  81,225
Emerson Electric Company              1,250         81,484
Morton International, Inc.            2,400         78,750
Sonoco Products Company               2,200         88,138
                                                 ---------
                                                   329,597
                                                 ---------
Capital Goods & Construction - 6.27%
AlliedSignal, Inc.                    2,050         86,100
W.W. Grainger, Inc.                     875         89,961
Illinois Tool Works                   1,400         90,650
                                                 ---------
                                                   266,711
                                                 ---------
Consumer Cyclical - 7.93%
Automatic Data Processing             1,275         86,780
Federated Department Stores *         1,500         77,719
Interpublic Group Companies, Inc.     1,380         85,733
Newell Company                        1,800         87,188
                                                 ---------
                                                   337,420
                                                 ---------
Consumer Staples - 6.56%
McDonald's Corporation                1,650         99,000
Sherwin-Williams Company              2,620         93,010
Sysco Corporation                     3,400         87,125
                                                 ---------
                                                   279,135
                                                 ---------
Financial - 13.62%
American Express Company                935         85,845
Banc One Corporation                  1,451         91,771
Federal National Mortgage
   Association                        1,340         84,755
General Re Corporation                  400         88,250
NationsBank Corporation               1,090         79,502
Norwest Corporation                   2,000         83,125
UNUM Corporation                      1,200         66,225
                                                 ---------
                                                   579,473
                                                 ---------
Health - 4.14%
Johnson & Johnson                     1,200         87,975
Schering-Plough                       1,080         88,223
                                                 ---------
                                                   176,198
                                                 ---------
Technology - 7.64%
Computer Sciences Corporation         1,560         85,800
Chancellor Media Corporation -
   Class A *                          1,750         80,281
WorldCom, Inc. *                      2,000         86,125
Sun Microsystems, Inc. *              1,750         73,008
                                                 ---------
                                                   325,214
                                                 ---------
Transportation & Services - 1.95%
Werner Enterprises, Inc.              3,250         82,875
                                                 ---------
Total Common Stocks
   (cost $1,663,773)                             2,376,623
                                                 ---------



                                       Principal
                                        Amount      Market Value

Fixed Income Securities - 31.45%
U.S. Government Securities and
   Agencies - 21.20%
Federal National Mortgage
   Association, 6.64%, 07/02/07       $130,000     $  136,636
Federal Home Loan Bank, 5.59%,
   1/13/03                             105,000        104,310
Government National Mortgage
   Association, 6.50% - 7.38%,
   5/15/09 - 11/20/22                  291,968        297,842
U.S. Treasury Notes, 6.00% -
   6.75%, 4/30/00 - 2/15/26            105,000        106,964
U.S. Treasury Bonds, 6.88% -
   7.50%, 2/15/23 - 8/15/25            220,000        255,998
                                                   ----------
Total U.S. Government Securities
   and Agencies (cost $864,670)                       901,750
                                                   ----------
Corporate Bonds - 10.25%
CS First Boston, 7.18%,
   2/25/18, CMO                         25,000         25,251
Ford Motor Credit, 7.20%, 6/15/07       45,000         47,713
Key Auto Finance Trust Series
   1997-2 Class A3, 6.10%,
   11/15/00                             50,000         50,093
Merrill Lynch, 6.64%, 9/19/02           45,000         45,975
NationsBank Corporation, 7.50%,
   9/15/06                              35,000         37,562
Norwest Corporation, 6.80%,
   5/15/02                              60,000         61,541
PNC Student Loan Trust, 6.73%,
   1/25/07                              75,000         76,904
Travelers Group, 8.63%, 2/01/07         40,000         45,951
Union Acceptance Corporation,
   6.48%, 5/10/04                       45,000         45,352
                                                   ----------
Total Corporate Bonds
   (cost $425,855)                                    436,342
                                                   ----------
Total Fixed Income Securities
   (cost $1,816,972)                                1,338,092
                                                   ----------
Short-Term Investment
Repurchase Agreement - 12.37%
Goldman Sachs & Company Dated
   03/31/98, 6.05%, due 04/01/98,
   collateralized by $532,328
   Federal Home Loan Mortgage
   Corporation, 7.00%, 11/01/27,
   market value $538,482,
   (cost $526,447)                     526,447        526,447
                                                   ----------
Total Investments
   (cost $3,480,745)- 99.69%                        4,241,162
                                                   ----------
Other Assets less Liabilities - 0.31%                  13,143
                                                   ----------
Net Assets - 100.00%                               $4,254,305
                                                   ==========

Mentor Balanced Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

*  Non-income producing.
CMO Collateralized Mortgage Obligations



Investment Transactions
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $1,573,639 and $2,277,180, respectively.



Income Tax Information
At March 31, 1998, the aggregated cost of investment securities for federal income tax purposes was $3,480,745. Net unrealized appreciation aggregated $760,417, of which $766,587, related to appreciated investment securities and $6,170, related to depreciated investment securities.


See notes to financial statements.

Mentor Balanced Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

March 31, 1998 (Unaudited)


Assets
Investments, at market value (Note 2)
Investment securities                                       $3,714,715
Repurchase agreements                                          526,447
                                                            -----------
  Total investments (cost $3,480,745)                        4,241,162
Collateral for securities loaned (Note 2)                      907,004
Dividends and interest receivable                               17,261
                                                            -----------
  Total assets                                               5,165,427
                                                            -----------
Liabilities
Securities loaned (Note 2)                    $907,004
Accrued expenses and other liabilities           4,118
                                              --------
  Total liabilities                                            911,122
                                                            -----------
Net Assets                                                  $4,254,305
                                                            ===========
Net Assets represented by: (Note 2)
  Additional paid-in capital                                $3,013,991
  Accumulated undistributed net
     investment income                                          28,214
  Accumulated net realized gain on
     investment transactions                                   451,683
  Net unrealized appreciation of
     investments                                               760,417
                                                            -----------
Net Assets                                                  $4,254,305
                                                            ===========
Shares Outstanding                                             243,683
                                                            -----------
Net Asset Value and Offering Price per
  Share                                                     $    17.46
                                                            ===========


See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 1998 (Unaudited)


Investment income
Dividends                                                   $  15,637
Interest net of premium                                        47,667
                                                            ---------
  Total investment income (Note 2)                             63,304
                                                            ---------
Expenses
Management fee (Note 3)                      $15,306
Distribution fee (Note 3)                     15,306
Shareholder service fee (Note 5)               5,102
Custodian and accounting fees (Note 3)         3,822
Administration fee (Note 4)                    2,046
Registration expenses                            278
Shareholder reports and postage
   expenses                                       93
Legal fees                                        69
Audit fees                                        38
Directors' fees and expenses                      57
Miscellaneous                                    190
                                             -------
  Total expenses                                               42,307
                                                            ---------
Deduct
Waiver of distribution fee (Note 3)                            15,306
Waiver of management fee (Note 3)                              10,086
Waiver of shareholder servicing fee
   (Note 4)                                                     5,102
Waiver of administration fee (Note 3)                           2,046
                                                            ---------
Net expenses                                                    9,767
                                                            ---------
Net investment income                                          53,537
                                                            ---------
Realized and unrealized gain (loss) on
   investments
Net realized gain on
   investments (Note 2)                      505,443
Change in unrealized appreciation on
   investments                               (26,550)
                                             -------
Net gain on investments                                       478,893
                                                            ---------
Net increase in net assets resulting from
   operations                                               $ 532,430
                                                            =========


See notes to financial statements.

Mentor Balanced Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                          Six Months
                                                                        Ended 3/31/98      Year Ended
                                                                          Unaudited         9/30/97
Net Increase in Net Assets
Operations
 Net investment income                                                   $   53,537       $  107,324
 Net realized gain on investments                                           505,443          408,111
 Change in unrealized appreciation on investments                           (26,550)         397,175
                                                                         ----------       ----------
 Increase in net assets resulting from operations                           532,430          912,610
                                                                         ----------       ----------
Distributions to Shareholders
 From net investment income                                                 (93,188)        (108,705)
 From net realized gain on investments                                     (440,937)        (449,369)
                                                                         ----------       ----------
 Total distributions to shareholders                                       (534,125)        (558,074)
                                                                         ----------       ----------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                    --          108,705
 Reinvested distributions                                                   534,125          449,370
 Shares redeemed                                                           (380,000)        (636,137)
                                                                         ----------       ----------
 Change in net assets resulting from capital share transactions             154,125          (78,062)
                                                                         ----------       ----------
 Increase in net assets                                                     152,430          276,474
Net Assets
 Beginning of period                                                      4,101,875        3,825,401
                                                                         ----------       ----------
 End of period (including accumulated undistributed net investement
  income of $28,214 and $67,864, respectively)                           $4,254,305       $4,101,875
                                                                         ==========       ==========

See notes to financial statements.


Financial Highlights



                                                               Six Months        Year
                                                             Ended 3/31/98       Ended
                                                              (Unaudited)       9/30/97
Per Share Operating Performance
Net asset value, beginning of period                          $  17.61       $  16.28
                                                              --------       ---------
 Income from investment operations
 Net investment income                                            0.32          0.43
 Net realized and unrealized gain (loss) on investments           1.88          3.35
                                                              --------       ---------
 Total from investment operations                                 2.20          3.78
                                                              --------       ---------
Less distributions
 From net investment income                                      (0.41)        (0.43)
 From net realized capital gain                                  (1.94)        (2.02)
                                                              ----------     ----------
 Total distributions                                             (2.35)        (2.45)
                                                              ----------     ----------
Net asset value, end of period                                $  17.46       $ 17.61
                                                              ==========     ==========
Total Return                                                     13.91%        26.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                      $  4,254     $   4,102
Ratio of expenses to average net assets                           0.50%(a)      0.50%
Ratio of expenses to average net assets excluding waiver          2.08%(a)      2.13%
Ratio of net investment income to average net assets              2.64%(a)      2.78%
Portfolio turnover rate                                             41%           80%
Average commission rate on portfolio transactions             $ 0.0684     $  0.0696



                                                               Year           Period            Period
                                                               Ended          Ended             Ended
                                                              9/30/96      9/30/95 (b)       12/31/94 (c)
Per Share Operating Performance
Net asset value, beginning of period                       $  14.85        $    12.44        $    12.50
                                                           ---------       ----------        ----------
 Income from investment operations
 Net investment income                                         0.42              0.36              0.22
 Net realized and unrealized gain (loss) on investments        2.09              2.08             (0.09)
                                                           ---------       ----------        ----------
 Total from investment operations                              2.51              2.44              0.13
                                                           ---------       ----------        ----------
Less distributions
 From net investment income                                   (0.48)            (0.03)            (0.19)
 From net realized capital gain                               (0.60)               --                --
                                                           ----------      ----------        ----------
 Total distributions                                          (1.08)            (0.03)            (0.19)
                                                           ----------      ----------        ----------
Net asset value, end of period                             $  16.28        $    14.85        $    12.44
                                                           ==========      ==========        ==========
Total Return                                                  18.00%            19.28%             1.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $  3,825        $    3,210        $    2,911
Ratio of expenses to average net assets                        0.50%             0.50%(a)          0.50%(a)
Ratio of expenses to average net assets excluding waiver       2.06%             2.12%(a)          2.72%(a)
Ratio of net investment income to average net assets           2.83%             3.26%(a)          3.32%(a)
Portfolio turnover rate                                         103%               65%               71%
Average commission rate on portfolio transactions          $ 0.0694

(a) Annualized.
(b) For the period from January 1, 1995 to September 30, 1995.
(c) For the period from June 21, 1994 (commencement of operations) to December 31, 1994.



See notes to financial statements.

Mentor Balanced Portfolio
Notes to Financial Statements
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Note 1: Organization

The Mentor Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Mentor Funds consists of eleven separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at March 31, 1998 as follows:


      Mentor Growth Portfolio ("Growth Portfolio")
      Mentor Perpetual Global Portfolio
       ("Global Portfolio")
      Mentor Capital Growth Portfolio
       ("Capital Growth Portfolio")
      Mentor Strategy Portfolio
       ("Strategy Portfolio")
      Mentor Income and Growth Portfolio
       ("Income and Growth Portfolio")
      Mentor Municipal Income Portfolio
       ("Municipal Income Portfolio")
      Mentor Quality Income Portfolio
       ("Quality Income Portfolio")
      Mentor Short-Duration Income Portfolio
       ("Short-Duration Income Portfolio")
      Mentor Balanced Portfolio
       ("Balanced Portfolio")
      Mentor Institutional U.S. Government Money Market Portfolio
       ("Government Portfolio")
      Mentor Institutional Money Market Portfolio
       ("Money Market Portfolio")


The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.


The financial statements included in this report are for the Balanced Portfolio only (hereinafter referred to as the "Portfolio"). The Balanced Portfolio invests in common stocks and fixed income securities.

Shares of the Portfolio are sold without an initial sales charge, although a contingent deferred sales charge may be imposed if shares are redeemed within 5 years of purchase. Shares of the Portfolio are not currently being offered to the public.



Note 2: Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.


(a) Valuation of Securities - Listed securities held by the Portfolio and traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolio as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures Notes to Financial Statements (continued) established by and under the general supervision of the Board of Trustees.

Mentor Balanced Portfolio
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

U.S. Government obligations held by the Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolio's Board of Trustees. In determining value, the dealers use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.


(b) Repurchase Agreements - It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.


The Portfolio will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Portfolio's advisor to be creditworthy pursuant to guidelines established by the Portfolio's Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Portfolio could receive less than the repurchase price on the sale of collateral securities.

(c) Portfolio Securities Loaned - The Portfolio is authorized by the Board of Trustees to participate in securities lending transactions.


The Portfolio may receive fees for participating in lending securities transactions. During the period that a security is out on loan, Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolio records an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolio. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolio.


At March 31, 1998, the Portfolio had loaned securities to brokers which were collateralized by cash and securities. Income from securities lending activities amounted to $212 for the six months ended March 31, 1998. The risks to the Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At March 31, 1998, the market value of the securities on loan and the related cash and securities collaterals were as follows:



  Securities         Cash        Securities
    on Loan       Collateral     Collateral
--------------   ------------   -----------

$   919,058      $907,004       $25,730


(d) Security Transactions and Investment Income - Security transactions for the Portfolio are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Interest income includes

Mentor Balanced Portfolio
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

interest and discount earned (net of premium) on short term obligations, and interest earned on all other debt securities including original issue discounts as required by the Internal Revenue Code. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.


(e) Federal Income Taxes - No provision for federal income taxes has been made since it is the Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains, if any.


(f) Distributions to Shareholders - Distributions from net investment income and net realized capital gains, after offsetting capital loss carryovers are distributed annually for the Portfolio.



Note 3: Investment Advisory and Management and Administration Agreements

Mentor Investment Advisors, LLC ("Mentor Advisors"), the Portfolio's investment adviser, receives for its services an annual investment advisory fee of 0.75% as a percentage of the average daily net assets of the Portfolio. In order to limit the Portfolio's expenses of the Portfolio (exclusive of brokerage, interest, taxes, deferred organization expenses, and payments under the Portfolio's Distribution Plan) exceed an annual rate of 0.50% of the Portfolio's average net assets. For the six months ended March 31, 1998, Mentor Advisors earned management fees of $15,306 and voluntarily waived $10,086 of such fees.

Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC ("Mentor") which is in turn a partially owned subsidiary of Wheat First Union. EVEREN Capital Corporation owns 20% of the outstanding interest in Mentor.


Administrative personnel and services are provided by Mentor to the Portfolio, under an Administration Agreement, at an annual rate of 0.10% of the average daily net assets of the Portfolio. In order to limit the Portfolio's expenses, Mentor agreed to waive its fees for the six months ended March 31, 1998.



Note 4: Distribution Agreement and Other Transactions with Affiliates

Under a Distribution Agreement Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of BISYS Fund Services, Inc., was appointed Distributor for the Portfolio. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, under which the Portfolio pays a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolio's average daily net assets.


Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolio to provide administrative support services at an annual rate of 0.25% of the Portfolio's average

Mentor Balanced Portfolio
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

daily net assets. The total charges to be borne by the Portfolio, under the Distribution and Shareholder Service Agreements is expected to remain at an annual rate of 1% of the Portfolio's average daily net assets. For the six months ended March 31, 1998 distribution and shareholder services fees were as follows:


                                                        Shareholder
                    Distribution Fee    Shareholder    Servicing Fee
 Distribution Fee        Waived        Servicing Fee      Waived
------------------ ------------------ --------------- --------------

  $     15,306         $ (15,306)          $5,102        $ (5,102)


Note 5: Capital Share Transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:




                                                                 Six Months                    Year
                                                                   Ended                      Ended
                                                                  3/31/98                    9/30/97
                                                            Shares       Dollars       Shares       Dollars
                                                         ------------ ------------- ------------ -------------
  Shares sold                                                     -    $        -            -    $        -
  Shares issued upon reinvestment of distributions           33,848       534,125       37,773       558,075
  Shares redeemed                                           (23,064)     (380,000)     (39,915)     (636,137)
                                                            -------    ----------      -------    ----------
  Change in net assets from capital share transactions       10,784    $  154,125       (2,142)   $  (78,062)
                                                            =======    ==========      =======    ==========

Year 2000

The Portfolio receives services from a number of providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of computer software to distinguish the Year 2000 from the Year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolio's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolio from this problem.

Mentor Balanced Portfolio
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

Additional Information (unaudited)

Shareholders of the Portfolio considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.

1. To elect the following Trustees:



                                Affirmative   Withheld

         Daniel J. Ludeman       230,078         -
         Troy A. Peery, Jr.      230,078         -
         Arnold H. Dreyfuss      230,078         -
          Thomas F. Keller       230,078         -
        Peter J. Quinn, Jr.      230,078         -
      Louis W. Moelchert, Jr.    230,078         -
         Arch T. Allen, III      230,078         -
         Weston E. Edwards       230,078         -
        Jerry R. Barrentine      230,078         -
         J. Garnett Nelson       230,078         -


2. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:


  Affirmative   230,078
  Against             -
  Abstain             -


3. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.:


  Affirmative   230,078
  Against             -
  Abstain             -

Mentor Funds
Shareholder Information
--------------------------------------------------------------------------------

Trustees

Daniel J. Ludeman, Trustee & Chairman
           Chairman and Chief Executive Officer
           Mentor Investment Group, LLC


Arch T. Allen III, Trustee
           Attorney at Law
           Allen & Moore, LLP


Jerry R. Barrentine, Trustee
           President
           J.R. Barrentine & Associates


Arnold H. Dreyfuss, Trustee
           Former Chairman & Chief Executive
           Officer Hamilton Beach/Proctor-Silex, Inc.


Weston E. Edwards, Trustee
           President
           Weston Edwards & Associates


Thomas F. Keller, Trustee
           Former Dean, Fuqua School of Business
           Duke University


Louis W. Moelchert, Jr., Trustee
           Vice President for Business & Finance
           University of Richmond


J. Garnett Nelson, Trustee
           Consultant
           Mid-Atlantic Holdings, LLC


Troy A. Peery, Jr., Trustee
           President
           Heilig-Meyers Company


Peter J. Quinn, Jr., Trustee
           Managing Director
           Mentor Investment Group, LLC

Officers

Paul F. Costello, President
           Managing Director
           Mentor Investment Group, LLC


Terry L. Perkins, Treasurer
           Senior Vice President
           Mentor Investment Group, LLC


Geoffrey B. Sale, Secretary
           Associate Vice President
           Mentor Investment Group, LLC


Michael A. Wade, Assistant Treasurer
           Vice President
           Mentor Investment Group, LLC




This report is authorized for distribution to prospective investors only when preceded or accompanied by a Mentor Funds prospectus, which contains complete information about fees, sales charges and expenses. Please read it carefully before you invest or send money.

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1998 Mentor Distributors, LLC

     SECURITIES: NOT FDIC-INSURED/NOT BANK-GUARANTEED MAY LOSE VALUE